WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2010

William Blair Value Discovery Fund

Effective August 16, 2010, the name of the William Blair Value Discovery Fund will change to the William Blair Small Cap Value Fund.  On that date, all references to the William Blair Value Discovery Fund in the Class N and Class I prospectuses will refer to the William Blair Small Cap Value Fund.  In addition, on August 16, 2010, the following is added as the first sentence to the first paragraph under “William Blair Value Discovery Fund – PRINCIPAL INVESTMENT STRATEGIES” in the Summary section of the Class N and Class I Prospectuses:

Under normal market conditions, the William Blair Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies.

William Blair Low Duration Fund

Effective September 16, 2010, references to the William Blair Low Duration Fund in the second bullet point under “Dividends and Distributions – When Dividends Are Paid” in the Your Account section of the Class N, Class I and Institutional Prospectuses are deleted and the following replaces the third bullet point in the same section:

For the Ready Reserves Fund and the Low Duration Fund, the Fund’s net investment income will be declared at the close of a regular trading day on the New York Stock Exchange, which is generally 3:00 p.m., Central time, on each day that the Fund is open for business as a dividend to shareholders who were of record prior to the declaration. Dividends will be paid to shareholders monthly.

William Blair International Equity Fund and William Blair Institutional International Equity Fund

Effective October 1, 2010, the information below supplements the disclosure under “William Blair International Equity Fund – MANAGEMENT – Portfolio Manager(s)” in the Summary section of the Class N and Class I Prospectuses and under “William Blair Institutional International Equity Fund – MANAGEMENT – Portfolio Manager(s)” in the Summary section of the Institutional Prospectus:

The sole portfolio manager for the International Equity Fund and the Institutional International Equity Fund is David Merjan.  Mr. Merjan, a principal of the Advisor, has co-managed the International Equity Fund and the Institutional International Equity Fund since 2008.

William Large Cap Growth Fund

Effective December 31, 2010, the information below supplements the disclosure under “William Blair Large Cap Growth Fund – MANAGEMENT – Portfolio Manager(s)” in the Summary section of the Class N and Class I Prospectuses.

The Large Cap Growth Fund is managed by James S. Golan and Tracy McCormick.  Mr. Golan, a principal of the Advisor, has co-managed the Fund since 2005 and Ms. McCormick, a principal of the Advisor, has co-managed the Fund since 2008.

Dated:  July 30, 2010

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2010

Effective August 16, 2010, the name of the William Blair Value Discovery Fund will change to the William Blair Small Cap Value Fund.  On that date, all references to the William Blair Value Discovery Fund in the Statement of Additional Information will refer to the William Blair Small Cap Value Fund.  In addition, on August 16, 2010, the following is added to the “INVESTMENT POLICIES AND RESTRICTIONS” section of the Statement of Additional Information:

Under normal market conditions, the William Blair Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies.

Effective October 7, 2010, the following replaces the second paragraph in the “Disclosure of Portfolio Holdings” section of the Statement of Additional Information:

Each Fund’s (except for the Small Cap Growth Fund, the Small Cap Value Fund and the Ready Reserves Fund) complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, www.williamblairfunds.com, on or about fifteen days after the month-end.  The Small Cap Growth Fund and the Small Cap Value Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on or about thirty days after the month-end.  This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s (except for the Ready Reserves Fund) specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media). The Ready Reserves Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on the fifth business day after the month-end.  This posted information remains accessible on the Trust’s website for at least six months after the date it was first posted.

Dated:  July 30, 2010

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with the Statement of Additional Information for future reference.